SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549-1004

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) August 2, 2002
                     -------------------
                Commission File Number 1-5324
                           ------

                     NORTHEAST UTILITIES
                    --------------------
   (Exact name of registrant as specified in its charter)


     MASSACHUSETTS                            04-2147929
    ----------------------                    ----------
(State or other jurisdiction of      (I.R.S. Employer incorporation or
     organization)                        Identification No.)

          174 BRUSH HILL AVENUE, WEST SPRINGFIELD,
          MASSACHUSETTS                            01090-0010
  ------------------------------------------------------------
        (Address of principal executive offices)   (Zip Code)

                         (413) 785-5871
      (Registrant's telephone number, including area code)


                         Not Applicable
                         --------------
   (Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

On August 2, 2002, Northeast Utilities submitted to the Securities and Exchange Commission Statements under Oath of the Principal Executive Officer and Principal Financial Officer in accordance with the SEC's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934. Such statements do not cover the Company's Form 10Q for the second quarter of 2002 as such Form has not yet been filed. The Company intends to submit a second set of certification statements next week at the time it files its second quarter Form 10Q.

Item 7.    Financial Statements and Exhibits

(c)  Exhibits


     99.1 Statement   Under  Oath  of  Michael  G.   Morris,
          Chairman, President and Chief Executive Officer of
          Northeast    Utilities,   Regarding   Facts  and
          Circumstances Relating to Exchange Act Filings.


     99.2 Statement Under Oath of John H. Forsgren, Vice Chairman, Executive Vice President and Chief Financial Officer of Northeast Utilities, Regarding Facts and Circumstances Relating to Exchange Act Filings.

                          SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     NORTHEAST UTILITIES
                        (registrant)



                              By:  /s/ Gregory B. Butler
                                      Name:  Gregory B. Butler
                                      Title: Vice President,Secretary
                                             and General Counsel


Date:  August 2, 2002